UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 5, 2003

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                               VICAL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

      Delaware                       000-21088                  93-0948554
(State or Jurisdiction        (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                         Identification No.)

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          10390 Pacific Center Court
              San Diego, California                               92121-4340
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (858) 646-1100

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2003, Vical Incorporated issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, and the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VICAL INCORPORATED

Date: November 5, 2003              By: /s/ MARTHA J. DEMSKI
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                                        Martha J. Demski
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

Exhibit Index

Exhibit
Number            Description
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99.1              Press Release issued by Vical Incorporated on November 5, 2003